Exhibit 99.2

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:

Scott Hamilton

Public & Investor Relations

(303) 214-5563

scott.hamilton@hartehanks.com

HARTE HANKS TO APPOINT FOUR NEW INDEPENDENT DIRECTORS TO THE BOARD

Announces Agreement with Stockholder Group

Will Seek Board Declassification

SAN ANTONIO, Texas – May 17, 2018 – Harte Hanks (NYSE: HHS) today announced that it will appoint Timothy “Bant” Breen, Maureen O’Connell and Martin Reidy to its Board of Directors, effective June 15, 2018. Harte Hanks has accepted the resignations of current directors Christopher Harte, Scott Key and Judy Odom, also effective June 15, 2018.  William F. Farley has also announced his resignation, to be effective upon appointment of a replacement.  These changes reflect the culmination of an on-going board and governance review and refreshment process, and the Company will also submit a proposal to declassify the Board at its 2018 Annual Meeting. In connection with the foregoing, the Company also reached an agreement with certain stockholders (the “Stockholder Group”) who collectively own approximately 11.8% of the Company’s outstanding shares, regarding the foregoing and other matters.

Commenting on the changes, Karen Puckett, CEO of Harte Hanks said, “We welcome Bant, Maureen and Martin to Harte Hanks’ Board. The addition of their proven marketing services and MarTech expertise to our existing members’ experience further strengthens our board. Together our Board’s qualifications align with our strategic objective—returning to profitable growth. The Board and management are unified in the mission to execute our strategic turnaround and deliver value for all stockholders.”

“On behalf of our stockholders and the entire Board, we sincerely thank Chris, Scott, Judy and Bill for their service. The Company and Board have benefitted from their strong experience, and we are grateful for their significant contributions.”

“We are pleased to have worked constructively with Harte Hanks to reach this agreement to add new independent directors to the Board which we believe is in the best interest of all stockholders,” said Sarah Harte, a member of the Stockholder Group. “We look forward to supporting Harte Hanks’ management team and the Board in our common goal of maximizing value for all stockholders.”

In connection with the appointments, Harte Hanks and the Stockholder Group have entered into a cooperation agreement. Under the terms of the cooperation agreement, the Stockholder Group has agreed to certain standstill and voting commitments. A copy of the cooperation agreement will be filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K to be filed by Harte Hanks.

Additional information on the Company’s Board of Directors will be included in the Company’s Proxy Statement, which will be filed with the Securities and Exchange Commission and mailed to stockholders. The Company anticipates that its 2018 Annual Meeting of Stockholders will be held in August.

About Timothy Breen:

Timothy “Bant” Breen was inducted into the Advertising Hall of Achievement in November 2010 and has a global marketing and communications background steeped in digital and innovation. He is the Founder, Chairman and CEO of Qnary, the global technology and solutions leader in digital reputation growth solutions for professionals and brands. Before founding and serving as CEO of Qnary, Bant was the Worldwide CEO of Interpublic Group’s global search and social media agency Reprise. His past roles have included President of global media agency Initiative, Executive Director of the IPG Media Lab, Founder of Ansible (IPG’s Mobile Marketing Agency), and Executive Vice President of global digital communications at Universal McCann (IPG).

About Maureen O’Connell:

Maureen O’Connell is a global business executive, CFO and board director recognized for significant value creation through strategic thinking and action at numerous public companies. Maureen is also recognized for her extensive M&A experience and her strength in operations and technology. Maureen has held executive leadership and board positions in a variety of industries including media, education, digital, retail, technology, professional services, biotech, pharma, homebuilding, real estate and insurance. Most recently, Maureen was Chief Financial and Administrative Officer for Scholastic Corporation from 2007 until 2017 where she was responsible for all global administrative functions, including Finance, Operations, Supply Chain, Technology, Human Resources and Legal. Maureen has served on the boards of directors of Beazer Homes and Sucampo Pharmaceuticals.

About Martin Reidy:

A distinguished digital and direct marketing industry veteran, Martin Reidy was recently the Chief Executive Officer and President of Ansira Partners, a digital marketing agency. He previously served as a Senior Consultant to MediaLink LLC, a marketing and strategy advisory firm, as the Chief Executive Officer and President of Meredith Xcelerated Marketing (a marketing services division within Meredith Publishing Inc.) and as the Chief Executive Officer and President of Publicis/Digitas/Modem Media/Dialog (a leading digital advertising and relationship marketing services firm). Martin has led teams as large as 2,500 employees spread across 50 countries managing marquee client accounts with Fortune 500 global brands.

Important Additional Information and Where to Find It:

Harte Hanks, its directors and/or its director nominees and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Harte Hanks’ stockholders in connection with the 2018 Annual Meeting. Harte Hanks plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2018 Annual Meeting (the “2018 Proxy Statement”).

STOCKHOLDERS ARE URGED TO READ THE 2018 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HARTE HANKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2018 Proxy Statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting. Some of such information can also be found in Harte Hanks’ definitive proxy statement for the 2017 Annual Meeting of Stockholders, filed with the SEC on July 20, 2017. To the extent holdings of Harte Hanks’ securities have changed since the amounts shown in the definitive proxy statement for the 2017 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2018 Proxy Statement (including any amendments or supplements thereto) and any other documents filed by Harte Hanks with the SEC in connection with the 2018 Annual Meeting at the SEC’s website (www.sec.gov), at Harte Hanks’ website (www.hartehanks.com), or by writing to the Company’s Corporate Secretary at Harte Hanks, 9601 McAllister Freeway, Suite 610, San Antonio, Texas 78216, or by calling Harte Hanks’ Corporate Secretary at (210) 829-9000.

About Harte Hanks:

Harte Hanks is a global marketing services firm specializing in multi-channel marketing solutions that connect our clients with their customers in powerful ways. Experts in defining, executing and optimizing the customer journey, Harte Hanks offers end-to-end marketing services including consulting, strategic assessment, data, analytics, digital, social, mobile, print, direct mail and contact center. From visionary thinking to tactical execution, Harte Hanks delivers smarter customer interactions for some of the world’s leading brands. Harte Hanks’ approximately 4,000 employees are located in North America, Asia-Pacific and Europe. For more information, visit Harte Hanks at www.hartehanks.com, call 800-456-9748, or email us at pr@hartehanks.com. Follow us on Twitter @hartehanks or Facebook at https://www.facebook.com/HarteHanks.

As used herein, “Harte Hanks” or “the Company” refers to Harte Hanks, Inc.  and/or its applicable operating subsidiaries, as the context may require.  Harte Hanks’ logo and name are trademarks of Harte Hanks.

Note Regarding Forward-looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions. These forward-looking statements include the Company’s beliefs or expectations relating to the agreement discussed above. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements. All forward-looking statements are based on information available to the Company as of the date of this press release, and the Company assumes no obligation to update such statements.

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